UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02608)

Exact name of registrant as specified in charter: Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Semiannual report
3|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in high-quality short-term money market instruments, the fund’s risk of losing principal is lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest category of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” this fund can be an appropriate choice.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

How the Fed influences interest rates The Federal Reserve (the Fed) controls U.S. monetary policy by influencing the demand for and supply of balances that depository institutions hold on reserve. The Fed exercises this influence primarily by setting the target for the federal funds rate, which is the interest rate that banks charge each other for overnight loans needed to maintain reserve levels. Changes in the federal funds rate trigger events that affect other short-term interest rates, such as money market rates, foreign exchange rates, and long-term interest rates.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Yield reflects current performance more closely than total return. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

The global recovery appears to be gaining traction, and confidence has returned to the markets. What contributed to the change in sentiment during the period?

Joanne: During the fourth quarter of 2010, investors delivered their verdict that the global economy had indeed recovered from the financial panic and Great Recession of 2008 and 2009. Most telling was that these gains occurred alongside intensifying concern over sovereign debt issues in Europe. Investors appeared to have concluded that while sovereign debt risks remain, they are less of an immediate threat to the overall global economy than were the bad debt issues of 2008.

Against this backdrop, strong corporate earnings and attractive valuations pushed prices of riskier assets, such as equities, high-yield bonds, and commodities, higher. However, since a strengthening economy is typically not a favorable environment for conservative fixed-income securities, assets such as government and investment-grade bonds lagged. Money market funds did experience some outflow of assets as investors acted on their more upbeat outlook and realigned their investment risk profile, but the pace of withdrawals had lessened by period-end, at which time money market fund assets were holding steady at 2007 levels.

How did Putnam Money Market Fund perform in this environment?

Jonathan: The fund performed in line with the current interest-rate environment, which has been defined, in large measure, by the Fed’s [Federal Reserve Board’s] decision to hold its benchmark federal funds rate steady in the 0%-to-0.25% range for a solid 27 months since December 2008. While the Fed’s action was designed to promote liquidity in the financial system and stimulate economic growth, it has

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

resulted in returns and yields on money market securities that have hovered at historic lows.

The Fed appears to be walking a tightrope between growth and inflationary pressures.

Joanne: Yes. With growth still anemic last November, the Fed announced a second round of quantitative easing — dubbed “QE2” — to stimulate the lending markets and spur investment in riskier assets. The program committed an additional $600 billion to purchase U.S. Treasuries through the end of June 2011, in addition to the nearly $2.5 trillion in outlays that made up the Fed’s first round of easing. These stimulus efforts helped to calm investor fears, kept short-term interest rates low, and raised near-term expectations for U.S. growth despite offsetting variables, such as high unemployment and a weak housing market.

Improvement in economic data continued to materialize throughout the period, highlighted by the announcement that the U.S. Gross Domestic Product [GDP] grew in the fourth quarter of 2010 and the first quarter of 2011 by 2.9% and 1.4%, respectively. The consensus among economists regarding GDP growth is for the positive momentum to continue for the balance of 2011.

Another contributor to the global rebound has been the solid growth in emerging-market economies, which are experiencing a strong consumer-led recovery. However, given their robust growth and high demand for commodities, developing countries, particularly the “BRIC” countries: Brazil, Russia, India, and China, have become concerned about inflation. The civil unrest in the Middle East and North Africa led to an escalation in raw material prices, especially oil, sparking worldwide concern over commodity inflation in the final months of the period.

These inflationary pressures, particularly in the volatile food and energy sectors, put many of the world’s central banks in a watchful mode. Just after the close of the reporting period,

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

All data reflects a new classification methodology in effect within the past six months.

the European Central Bank [ECB] raised its benchmark rate by a quarter percentage point to help stifle “broad-based inflationary pressures over the medium term” across the eurozone. Ever vigilant for inflation, the ECB has been forced to hold off raising rates because of the unfolding debt crisis in the peripheral countries of the European Union. Although the Fed is currently holding interest rates steady, other central banks, including those of China, India, Sweden, and Poland, have increased their interest rates to stifle inflationary pressures in their respective economies.

With the economy on firmer footing, where did you find your best investment opportunities?

Jonathan: Given the new guidelines dictated by Rule 2a-7 — designed to protect investors by shortening duration and mandating minimum liquidity requirements of money market mutual funds — we continue to have substantial investments in liquid securities, such as U.S. Treasuries and repurchase agreements. The fund was overweight these two sectors at period-end, but we also sought opportunities in the banking sector and structured issues in the asset-backed commercial paper [ABCP] market that we felt would outperform Treasuries. However, with some uncertainty still present in these two subsectors of the money market universe, we think that our shareholders need to be properly compensated for their commensurate risk, and we only added selectively to these holdings when we felt confident in their underlying fundamentals.

Many corporations and banks have taken advantage of the current low-interest-rate environment to term out their debt — that is, to transfer the company’s short-term debt to long-term debt to take advantage of the low interest rates without acquiring new debt. This transfer has resulted in a 50% decrease in outstanding commercial paper since the peak in August 2007. The largest decline has been in the ABCP sector, which fell 67%. While the supply of money-market-eligible securities has begun to stabilize, investments remain limited. Demand continues to increase for a shrinking supply of short-term government securities. We continue to look for opportunities to add corporate and banking exposure in issuers that are of the highest quality and have maintained a strong ability to repay their debts.

On March 31, 2011, the 7-day yield (with the fund’s expense limitation) was 0.02%. The portfolio’s WAM, or weighted average maturity, was 39 days on March 31, 2011.

What fund holdings exemplified your strategy during the period?

Joanne: Given the tighter supply/demand dynamics in the ABCP market, we have found some attractive investment opportunities to augment the fund’s income stream without sacrificing quality. The ABCP issuers that we consider appropriate investments must be backed by diversified high-quality financial assets, must maintain ample third-party structural support, and must have strong management and sponsorship. Old Line Funding and Falcon Asset Securitization exemplified our strategy in this market during the period.

In the banking sector, the fund was invested in large, creditworthy banks, such as JPMorgan Chase and Westpac Banking, with tight maturity limits. Looking at underlying bank fundamentals, we continue to see a relatively stable picture. Asset-quality measures are showing improving trends. Profits are being retained and are helping to maintain and restore capital levels. These positive developments are somewhat offset by the banks’ underlying revenue weakness resulting from soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business. The European sovereign debt stress remains an influence on our overall bank positioning, and we have, accordingly, limited those exposures.

During the period, we added more tax-exempt municipal notes to the portfolio because these securities offer attractive rates relative to taxable money market securities and add security diversification. The fund’s investments in municipal notes issued by the Commonwealth of Massachusetts exemplify our strategy. The Commonwealth, like nearly every other state, has been hit hard by the economic recession. However, as evidenced by its tax receipts and employment indicators, we think the state’s diversified economy is stabilizing and is poised to recover at a faster rate than that of the nation.

Do you think that investors will see higher interest rates by the end of 2011?

Joanne: We expect the benchmark federal funds rate to remain unchanged for the balance of the fiscal year. We also think that the Fed will end QE2 on time and don’t anticipate another round of easing. While we hear a lot from the hawks and doves on the 12-member rate-setting Federal Open Market Committee, we believe that key committee members — Fed Chairman Ben Bernanke included — have not changed their central view of the economy. That is, the recovery is proceeding, but too slowly to allow inflationary pressure to build, and the current high level of headline inflation reflects commodity market developments that will not have a lasting impact on underlying inflation.

Building on the fund’s twin goals of safety and liquidity, we believe the portfolio is prudently positioned for income opportunities in the current market environment.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

All data reflects a new classification methodology in effect within the past six months.

Joanne and Jonathan, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already under way.

Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its April 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” Last fall, the central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the brink of a deflationary cliff, as inflation rates fell to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation has returned. In March, the most recent data available, prices measured by the Consumer Price Index (CPI) edged up 0.5% after increasing by the same margin in February. Core inflation, which excludes volatile food and energy prices, rose by 0.1% in March, following a 0.2% uptick in February.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/11

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	5.70%	5.20%	5.20%	5.21%	5.21%	5.55%	5.19%	5.45%

10 years	23.08	18.17	18.17	18.18	18.18	21.57	18.44	20.60
Annual average	2.10	1.68	1.68	1.68	1.68	1.97	1.71	1.89

5 years	12.14	10.39	8.39	10.40	10.40	11.59	10.39	11.23
Annual average	2.32	2.00	1.62	2.00	2.00	2.22	2.00	2.15

3 years	2.11	1.53	–1.47	1.53	1.53	1.91	1.53	1.79
Annual average	0.70	0.51	–0.49	0.51	0.51	0.63	0.51	0.59

1 year	0.04	0.04	–4.96	0.04	–0.96	0.04	0.04	0.04

6 months	0.01	0.01	–4.99	0.01	–0.99	0.01	0.01	0.01

Current yield
(end of period)*	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Current 7-day yield
(with expense limitation)	0.02	0.02	—	0.02	—	0.02	0.02	0.02

Current 7-day yield
(without expense limitation)	–0.28	–0.77	—	–0.77	—	–0.42	–0.77	–0.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, this fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative Lipper returns For periods ended 3/31/11

Lipper Money Market Funds category average*

Annual average (life of fund)	5.82%

10 years	19.25
Annual average	1.77

5 years	10.52
Annual average	2.02

3 years	1.52
Annual average	0.50

1 year	0.03

6 months	0.01

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 280, 270, 256, 237, 192, and 15 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/11

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.000086	$0.000086	$0.000086	$0.000086	$0.000086	$0.000086

Capital gains	—	—	—	—	—	—

Total	$0.000086	$0.000086	$0.000086	$0.000086	$0.000086	$0.000086

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses for the fiscal year
ended 9/30/10*	0.50%	1.00%	1.00%	0.65%	1.00%	0.75%

Annualized expense ratio for the six-month period
ended 3/31/11†	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.25	$1.25	$1.25	$1.25	$1.25	$1.25

Ending value (after expenses)	$1,000.10	$1,000.10	$1,000.10	$1,000.10	$1,000.10	$1,000.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.26	$1.26	$1.26	$1.26	$1.26	$1.26

Ending value (after expenses)	$1,023.68	$1,023.68	$1,023.68	$1,023.68	$1,023.68	$1,023.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confi-dence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

REPURCHASE AGREEMENTS (22.8%)*	Principal amount	Value

Interest in $100,000,000 tri-party repurchase agreement
dated March 31, 2011 with Credit Suisse First Boston due
April 1, 2011 — maturity value of $100,000,333 for an
effective yield of 0.12% (collateralized by United States
Treasury bonds with a coupon rate of 1.75% and a due date
of August 15, 2012, valued at $102,003,067)	$100,000,000	$100,000,000

Interest in $115,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with BNP Paribas SA due
April 1, 2011 — maturity value of $39,000,217 for an
effective yield of 0.20% (collateralized by various
corporate bonds and notes with coupon rates ranging from
5.50% to 11.00% and due dates ranging from March 25, 2014
to June 1, 2043, valued at $120,750,001)	39,000,000	39,000,000

Interest in $39,000,000 tri-party term repurchase
agreement dated February 4, 2011 with Merrill Lynch
& Co., Inc. due November 4, 2011, 0.29% FRN
(collateralized by various corporate bonds and
notes with coupon rates ranging from 2.375% to 8.75% and
due dates ranging from July 15, 2011 to November 24, 2033,
valued at $40,950,001) TR	39,000,000	39,000,000

Interest in $125,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with JPMorgan
Securities, Inc. due April 1, 2011 — maturity value
of $15,000,075 for an effective yield of 0.18%
(collateralized by various Federal National Mortgage
Association securities with coupon rates ranging from
zero % to 7.00% and due dates ranging from August 1, 2024
to August 1, 2047, valued at $127,500,609)	15,000,000	15,000,000

Interest in $190,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with BNP Paribas SA due
April 1, 2011 — maturity value of $25,000,111 for an
effective yield of 0.16% (collateralized by various
mortgage-backed securities with coupon rates ranging from
zero % to 6.04% and due dates ranging from
November 1, 2035 to February 1, 2041, valued at
$193,800,001)	25,000,000	25,000,000

Interest in $190,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with Deutsche Bank
Securities, Inc. due April 1, 2011 — maturity value
of $25,000,139 for an effective yield of 0.20%
(collateralized by various Federal National Mortgage
Association securities with coupon rates ranging from
5.00% to 7.00% and due dates ranging from November 1, 2036
to December 1, 2038, valued at $193,800,000)	25,000,000	25,000,000

Interest in $310,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with Citigroup Global
Markets, Inc. due April 1, 2011 — maturity value
of $45,000,238 for an effective yield of 0.19%
(collateralized by various mortgage-backed securities
with coupon rates ranging from 2.059% to 6.50% and due
dates ranging from March 15, 2025 to January 15, 2041,
valued at $316,200,001)	45,000,000	45,000,000

REPURCHASE AGREEMENTS (22.8%)* cont.	Principal amount	Value

Interest in $310,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with Goldman Sachs & Co.
due April 1, 2011 — maturity value of $45,000,188 for an
effective yield of 0.15% (collateralized by various
mortgage-backed securities with coupon rates ranging from
2.758% to 6.00% and due dates ranging from June 1, 2019
to March 1, 2041, valued at $316,200,001)	$45,000,000	$45,000,000

Interest in $374,656,000 joint tri-party repurchase
agreement dated March 31, 2011 with Merrill Lynch
& Co., Inc. due April 1, 2011 — maturity value
of $38,550,171 for an effective yield of 0.16%
(collateralized by various mortgage-backed securities
with coupon rates ranging from 1.518% to 6.50% and due
dates ranging from December 1, 2015 to March 20, 2061,
valued at $382,149,120)	38,550,000	38,550,000

Interest in $57,000,000 joint tri-party repurchase
agreement dated March 31, 2011 with Deutsche Bank
Securities, Inc. due April 1, 2011 — maturity value
of $15,000,092 for an effective yield of 0.22%
(collateralized by various corporate bonds and
notes with coupon rates ranging from 5.375% to 5.75% and
due dates ranging from August 15, 2011 to February 1,
2021, valued at $59,850,000)	15,000,000	15,000,000

Interest in $81,500,000 joint tri-party repurchase
agreement dated March 31, 2011 with JPMorgan
Securities, Inc. due April 1, 2011 — maturity value
of $39,000,293 for an effective yield of 0.27%
(collateralized by various corporate bonds and notes and
various foreign government bonds and notes with coupon
rates ranging from 3.625% to 8.875% and due dates ranging
from November 20, 2013 to October 15, 2039, valued at
$85,578,649)	39,000,000	39,000,000

Total repurchase agreements (cost $425,550,000)		$425,550,000

ASSET-BACKED COMMERCIAL PAPER (20.8%)*	Yield (%)	Maturity date	Principal amount	Value

Alpine Securitization	0.220	4/28/11	$11,100,000	$11,098,169

Alpine Securitization	0.220	4/25/11	17,100,000	17,097,492

Atlantic Asset Securitization Corp.	0.250	4/11/11	1,440,000	1,439,900

Atlantic Asset Securitization Corp.	0.230	4/18/11	10,000,000	9,998,914

Bryant Park Funding, LLC	0.240	5/16/11	1,112,000	1,111,666

Bryant Park Funding, LLC	0.230	4/13/11	10,000,000	9,999,233

Bryant Park Funding, LLC	0.220	4/26/11	7,110,000	7,108,914

Bryant Park Funding, LLC	0.220	4/18/11	1,824,000	1,823,811

Bryant Park Funding, LLC	0.220	4/12/11	5,000,000	4,999,664

Bryant Park Funding, LLC	0.220	4/11/11	750,000	749,954

Bryant Park Funding, LLC	0.220	4/4/11	1,902,000	1,901,965

Fairway Finance, LLC	0.220	5/13/11	8,300,000	8,297,870

Fairway Finance, LLC	0.220	5/3/11	6,701,000	6,699,690

Fairway Finance, LLC	0.220	4/11/11	13,000,000	12,999,206

Falcon Asset Securitization Co., LLC	0.240	4/26/11	8,600,000	8,598,567

Falcon Asset Securitization Co., LLC	0.240	4/4/11	1,400,000	1,399,972

Falcon Asset Securitization Co., LLC	0.210	4/12/11	18,000,000	17,998,845

ASSET-BACKED
COMMERCIAL PAPER (20.8%)* cont.	Yield (%)	Maturity date	Principal amount	Value

FCAR Owner Trust I	0.260	5/4/11	$24,500,000	$24,494,161

Govco, Inc.	0.230	4/8/11	9,800,000	9,799,562

Jupiter Securitization Co., LLC	0.230	5/11/11	2,100,000	2,099,463

Jupiter Securitization Co., LLC	0.210	4/13/11	16,500,000	16,498,845

Liberty Street Funding, LLC	0.280	5/23/11	6,000,000	5,997,573

Liberty Street Funding, LLC	0.230	4/12/11	4,850,000	4,849,659

Liberty Street Funding, LLC	0.220	4/18/11	17,000,000	16,998,234

Manhattan Asset Funding Co., LLC	0.300	4/18/11	3,000,000	2,999,575

Manhattan Asset Funding Co., LLC	0.300	4/1/11	1,400,000	1,400,000

Manhattan Asset Funding Co., LLC	0.280	5/6/11	10,000,000	9,997,278

Manhattan Asset Funding Co., LLC	0.270	5/10/11	8,000,000	7,997,660

Old Line Funding Corp.	0.230	4/15/11	12,600,000	12,598,873

Old Line Funding Corp.	0.230	4/14/11	7,000,000	6,999,419

Old Line Funding Corp.	0.220	4/11/11	8,005,000	8,004,511

Sheffield Receivables (United Kingdom)	0.210	4/21/11	13,500,000	13,498,425

Straight-A Funding, LLC	0.250	6/7/11	24,000,000	23,988,833

Straight-A Funding, LLC	0.250	5/9/11	18,000,000	17,995,250

Straight-A Funding, LLC	0.250	5/5/11	3,557,000	3,556,160

Straight-A Funding, LLC	0.250	4/6/11	10,436,000	10,435,638

Thunder Bay Funding, Inc.	0.260	4/1/11	2,571,000	2,571,000

Thunder Bay Funding, Inc.	0.250	4/11/11	2,600,000	2,599,819

Thunder Bay Funding, Inc.	0.200	4/19/11	17,750,000	17,748,225

Variable Funding Capital Co., LLC	0.230	6/3/11	4,800,000	4,798,068

Variable Funding Capital Co., LLC	0.230	5/25/11	23,200,000	23,191,996

Victory Receivables Corp.	0.270	5/6/11	12,900,000	12,896,614

Total asset-backed commercial paper (cost $387,338,673)				$387,338,673

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (12.9%)*	Yield (%)	date	Rating**	amount	Value

California (0.3%)
California Educational Facilities Authority
Commercial Paper (Stanford University),
Ser. STAN	0.250	5/20/11	P-1	$6,000,000	$6,000,000

					6,000,000
Connecticut (1.5%)
Yale University Commercial Paper	0.220	5/3/11	P-1	10,000,000	9,998,044

Yale University Commercial Paper	0.200	6/1/11	P-1	17,500,000	17,494,069

					27,492,113
Illinois (0.2%)
Chicago, Waste Water Transmission VRDN,
Ser. C-3 M	0.220	1/1/39	VMIG1	4,000,000	4,000,000

					4,000,000
Indiana (0.6%)
Indiana State Finance Authority VRDN,
Ser. A-2 M	0.210	2/1/37	VMIG1	11,500,000	11,500,000

					11,500,000

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (12.9%)* cont.	Yield (%)	date	Rating**	amount	Value

Maryland (1.5%)
Johns Hopkins University Commercial
Paper, Ser. A	0.270	5/2/11	P-1	$9,700,000	$9,700,000

Johns Hopkins University Commercial
Paper, Ser. A	0.260	6/1/11	P-1	6,000,000	6,000,000

Johns Hopkins University Commercial
Paper, Ser. A	0.260	5/6/11	P-1	12,000,000	12,000,000

					27,700,000
Massahusetts (2.6%)
Harvard University Commercial Paper	0.210	6/15/11	P-1	4,200,000	4,198,163

Massachusetts State RAN, Ser. C [k]	2.000	6/23/11	MIG1	14,000,000	14,055,555

Massachusetts State G.O. Notes, Ser. B [k]	2.000	5/26/11	MIG1	14,000,000	14,036,800

Massachusetts Health and Educational
Facilities Authority Commercial Paper
(Harvard University),Ser. EE	0.230	5/2/11	P-1	15,000,000	15,000,000

					47,290,518
Missouri (0.6%)
Missouri State Health & Educational
Facilities Authority Health Facilities VRDN
(Sisters of Mercy Health), Ser. A M	0.220	6/1/16	VMIG1	4,150,000	4,150,000

Missouri State Health & Educational
Facilities Authority Educational Facilities
VRDN (Washington University (The)),
Ser. B M	0.250	9/1/30	VMIG1	3,100,000	3,100,000

Missouri State Health & Educational
Facilities Authority Educational Facilities
VRDN (Washington University (The)),
Ser. D M	0.200	9/1/30	VMIG1	4,500,000	4,500,000

					11,750,000
Nevada (1.0%)
Reno, Sales Tax VRDN (Reno) M	0.220	6/1/42	VMIG1	19,200,000	19,200,000

					19,200,000
Oklahoma (0.2%)
Oklahoma State Capitol Improvement
Authority State Facilities VRDN
(Higher Education), Ser. D2 M	0.250	7/1/32	VMIG1	2,800,000	2,800,000

					2,800,000
Texas (1.5%)
Board of Regents of Texas Technical
University Revenue Financing System
Commercial Paper, Ser. A	0.270	6/1/11	P-1	7,350,000	7,350,000

Houston, Independent School District
VRDN (Schoolhouse), PSFG M	0.230	6/15/31	VMIG1	5,400,000	5,400,000

San Antonio, Educational Facilities
Corporation VRDN (Trinity University) M	0.230	6/1/33	A-1	8,400,000	8,400,000

University of Texas System Board of
Regents Revenue Financing System
Commercial Paper, Ser. A	0.270	6/1/11	P-1	7,500,000	7,500,000

					28,650,000
Utah (1.1%)
Murray City, Hospital VRDN (IHC Health
Services, Inc.), Ser. A M	0.220	5/15/37	VMIG1	7,390,000	7,390,000

Murray City, Hospital VRDN (IHC Health
Services, Inc.), Ser. B M	0.220	5/15/37	VMIG1	13,600,000	13,600,000

					20,990,000

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (12.9%)* cont.	Yield (%)	date	Rating**	amount	Value

Virginia (1.2%)
Regents of University of Virginia
Commercial Paper, Ser. 03-A	0.280	6/6/11	P-1	$14,500,000	$14,500,000

Regents of University of Virginia
Commercial Paper, Ser. 03-A	0.280	6/2/11	P-1	8,000,000	8,000,000

					22,500,000
Wisconsin (0.6%)
University of Wisconsin Hospitals & Clinics
Authority VRDN, Ser. B M	0.220	4/1/34	VMIG1	11,100,000	11,100,000

					11,100,000

Total municipal bonds and notes (cost $240,972,631)					$240,972,631

SHORT-TERM INVESTMENT FUND (10.0%)*				Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]				186,000,365	$186,000,365

Total short-term investment fund (cost $186,000,365)					$186,000,365

COMMERCIAL PAPER (8.8%)*	Yield (%)	Maturity date	Principal amount	Value

Barclays Bank, PLC	0.310	5/12/11	$20,000,000	$19,992,939

Barclays Bank, PLC 144A Ser. 10-1	0.310	5/4/11	9,600,000	9,597,272

Canadian Imperial Bank of Commerce/New York	0.220	5/10/11	19,800,000	19,795,281

Commonwealth Bank of Australia 144A
(Australia)	0.260	6/15/11	2,800,000	2,798,483

Danske Corp. 144A Ser. A	0.260	4/26/11	9,000,000	8,998,375

DnB NOR Bank ASA (Norway)	0.265	6/30/11	23,200,000	23,184,630

General Electric Capital Services	0.240	5/24/11	29,000,000	28,989,753

HSBC USA, Inc.	0.250	5/2/11	9,000,000	8,998,063

HSBC USA, Inc.	0.220	6/30/11	19,200,000	19,189,440

Nationwide Building Society (United Kingdom)	0.270	5/27/11	9,500,000	9,496,010

Nordea North America, Inc. (Sweden)	0.285	4/7/11	4,000,000	3,999,810

Societe Generale North America	0.240	4/18/11	1,500,000	1,499,830

Svenska Handelsbanken/New York, NY	0.290	4/8/11	1,200,000	1,199,932

Toronto Dominion Holdings (USA) 144A (Canada)	0.200	4/29/11	3,000,000	2,999,533

UBS Finance Delaware, LLC	0.225	5/9/11	2,375,000	2,374,436

Total commercial paper (cost $163,113,787)				$163,113,787

CORPORATE BONDS AND NOTES (8.5%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Commonwealth Bank of Australia 144A sr. unsec.
notes FRN (Australia)	0.374	6/28/11	$25,400,000	$25,400,000

JPMorgan Chase Bank, NA sr. notes FRN	0.254	6/21/11	30,800,000	30,800,000

Nordea Bank AB 144A FRN (Sweden)	0.414	6/20/11	26,100,000	26,100,000

Rabobank Nederland 144A sr. unsec.
unsub. notes FRN (Netherlands)	0.384	6/16/11	12,000,000	12,000,000

Royal Bank of Canada 144A sr. unsec. notes FRN
(Canada) M	0.695	5/15/14	29,425,000	29,430,506

Westpac Banking Corp. sr. unsec. notes FRN, MTN
(Australia)	0.374	5/27/11	18,000,000	18,000,000

Westpac Banking Corp. 144A sr. unsec. notes FRN
(Australia)	0.340	7/1/11	16,000,000	16,000,000

Total corporate bonds and notes (cost $157,730,506)				$157,730,506

CERTIFICATES OF DEPOSIT (5.9%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

DnB NOR Bank ASA (Norway)	0.245	4/1/11	$5,000,000	$5,000,000

Lloyds TSB Bank PLC/New York, NY FRN
(United Kingdom)	1.260	5/6/11	15,500,000	15,500,000

National Australia Bank, Ltd. (Australia)	0.260	5/2/11	29,000,000	29,000,250

Natixis/New York, NY FRN (France)	0.314	7/1/11	9,625,000	9,625,000

Svenska Handelsbanken/New York, NY	0.300	6/17/11	25,800,000	25,800,000

Toronto-Dominion Bank/London (United Kingdom)	0.260	5/11/11	25,000,000	25,000,000

Total certificates of deposit (cost $109,925,250)				$109,925,250

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.0%)*	Yield (%)	Maturity date	Principal amount	Value

Citigroup, Inc. FDIC guaranteed notes [k]	2.875	12/9/11	$3,100,000	$3,155,573

Federal Home Loan Mortgage Corp.
discount notes	0.176	9/14/11	18,500,000	18,484,991

Federal Home Loan Mortgage Corp.
discount notes	0.170	8/29/11	6,450,000	6,445,431

Federal Home Loan Mortgage Corp.
discount notes	0.150	7/27/11	2,200,000	2,198,928

Federal National Mortgage Association
discount notes	0.180	4/20/11	10,000,000	9,999,050

Federal National Mortgage Association
discount notes	0.175	4/13/11	18,550,000	18,548,918

General Electric Capital Corp. FDIC guaranteed
notes FRN, MTN, Ser. G	1.240	12/9/11	7,000,000	7,048,408

General Electric Capital Corp. FDIC guaranteed
notes MTN, Ser. G [k]	3.000	12/9/11	22,453,000	22,876,412

Wells Fargo & Co. FDIC guaranteed notes [k]	3.000	12/9/11	4,786,000	4,876,014

Total U.S. government agency obligations (cost $93,633,725)				$93,633,725

U.S. TREASURY OBLIGATIONS (4.4%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

U.S. Treasury Notes	1.125	1/15/12	$39,500,000	$39,750,829

U.S. Treasury Notes	1.000	10/31/11	21,775,000	21,870,991

U.S. Treasury Notes	0.750	11/30/11	20,000,000	20,064,429

Total U.S. treasury obligations (cost $81,686,249)				$81,686,249

TIME DEPOSITS (1.1%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Credit Agricole Corporate & Investment
Bank (France)	0.130	4/1/11	$20,000,000	$20,000,000

Total time deposits (cost $20,000,000)				$20,000,000

TOTAL INVESTMENTS

Total investments (cost $1,865,951,186)				$1,865,951,186

Key to holding’s abbreviations

FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Notes
G.O. Notes	General Obligation Notes
MTN	Medium Term Notes
PSFG	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Notes
VRDN	Variable Rate Demand Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,863,888,377.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

k The rates shown are the current interest rates at the close of the reporting period.

M The security’s effective maturity date is less than one year.

TR Maturity value of term repurchase agreements will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN and VRDN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	85.5%	France	1.5%

Australia	4.6	Norway	1.4

United Kingdom	3.2	Netherlands	0.6

Canada	1.7	Total	100.0%

Sweden	1.5

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$387,338,673	$—

Certificates of deposit	—	109,925,250	—

Commercial paper	—	163,113,787	—

Corporate bonds and notes	—	157,730,506	—

Municipal bonds and notes	—	240,972,631	—

Repurchase agreements	—	425,550,000	—

Short-term investment fund	186,000,365	—	—

Time deposits	—	20,000,000	—

U.S. Government Agency Obligations	—	93,633,725	—

U.S. Treasury Obligations	—	81,686,249	—

Totals by level	$186,000,365	$1,679,950,821	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,254,400,821
Affiliated issuers (identified cost $186,000,365) (Note 5)	186,000,365
Repurchase agreements (identified cost $425,550,000)	425,550,000

Cash	2,251

Interest and other receivables	1,151,136

Receivable for shares of the fund sold	3,909,978

Total assets	1,871,014,551

LIABILITIES

Distributions payable to shareholders	482

Payable for shares of the fund repurchased	6,185,364

Payable for compensation of Manager (Note 2)	16,704

Payable for investor servicing fees (Note 2)	246,141

Payable for custodian fees (Note 2)	11,973

Payable for Trustee compensation and expenses (Note 2)	395,081

Payable for administrative services (Note 2)	10,900

Payable for distribution fees (Note 2)	68,187

Other accrued expenses	191,342

Total liabilities	7,126,174

Net assets	$1,863,888,377

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,865,350,550

Distributions in excess of net investment income (Note 1)	(2,840)

Accumulated net realized loss on investments (Note 1)	(1,459,333)

Total — Representing net assets applicable to capital shares outstanding	$1,863,888,377

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,729,909,496 divided by 1,732,932,197 shares)	$1.00

Net asset value and offering price per class B share ($28,401,594 divided by 28,483,894 shares)*	$1.00

Net asset value and offering price per class C share ($24,318,179 divided by 24,350,867 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($29,524,330 divided by 29,580,183 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($16,747,921 divided by 16,761,675 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($34,986,857 divided by 35,021,064 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $3,270 from investments in affiliated issuers) (Note 5)	$2,638,397

EXPENSES

Compensation of Manager (Note 2)	2,875,593

Investor servicing fees (Note 2)	1,604,074

Custodian fees (Note 2)	14,481

Trustee compensation and expenses (Note 2)	129,642

Administrative services (Note 2)	22,804

Distribution fees — Class B (Note 2)	80,462

Distribution fees — Class C (Note 2)	58,821

Distribution fees — Class M (Note 2)	25,618

Distribution fees — Class R (Note 2)	42,456

Distribution fees — Class T (Note 2)	40,554

Other	337,796

Fees waived and reimbursed by Manager (Note 2)	(2,732,209)

Total expenses	2,500,092

Expense reduction (Note 2)	(12,369)

Net expenses	2,487,723

Net investment income	150,674

Net realized gain on investments (Notes 1 and 3)	146,728

Net gain on investments	146,728

Net increase in net assets resulting from operations	$297,402

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$150,674	$21,149

Net realized gain (loss) on investments	146,728	(745,853)

Net increase (decrease) in net assets resulting from operations	297,402	(724,704)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(160,483)	(1,261,261)

Class B	(2,801)	(26,733)

Class C	(2,045)	(13,426)

Class M	(2,985)	(24,426)

Class R	(1,470)	(7,889)

Class T	(2,813)	(18,187)

Decrease from capital share transactions (Note 4)	(409,996,083)	(398,180,913)

Total decrease in net assets	(409,871,278)	(400,257,539)

NET ASSETS

Beginning of period	2,273,759,655	2,674,017,194

End of period (including distributions in excess of net investment income of $2,840 and undistributed net investment income
of $19,083, respectively)	$1,863,888,377	$2,273,759,655

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
												investment
												income
	Net asset										Ratio	(loss)
	value,		Net realized	Total from	From				Total return	Net assets,	of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Net asset value,	at net asset	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	(%)

Class A
March 31, 2011**	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01 *	$1,729,909	.13*[c]	.01*[c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	2,131,331	.32 [c]	— [c,d]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	1.00	.86	2,482,270	.56 [c,e]	.98 [c,e]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674	.56 [e]	3.28 [e]
September 30, 2007	1.00	.0486 [f]	— [g]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996	.54 [e]	4.84 [e,f]
September 30, 2006	1.00	.0425 [h]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [e,h]	4.26 [e,h]

Class B
March 31, 2011**	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01 *	$28,402	.13*[c]	.01*[c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	37,121	.32 [c]	.01 [c]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	66,020	.91 [c,e]	.68 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06 [e]	2.83 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [e,h]	3.70 [e,h]

Class C
March 31, 2011**	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01 *	$24,318	.13*[c]	.01*[c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	21,991	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	27,757	.89 [c,e]	.62 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06 [e]	2.66 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [e,h]	3.71 [e,h]

Class M
March 31, 2011**	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01 *	$29,524	.13*[c]	.01*[c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	35,999	.32 [c]	— [c,d]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	1.00	.74	46,293	.68 [c,e]	.83 [c,e]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452	.71 [e]	3.07 [e]
September 30, 2007	1.00	.0471 [f]	— [g]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641	.69 [e]	4.69 [e,f]
September 30, 2006	1.00	.0410 [h]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [e,h]	4.11 [e,h]

Class R
March 31, 2011**	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01 *	$16,748	.13*[c]	.01*[c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	16,283	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	12,589	.84 [c,e]	.43 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06 [e]	2.54 [e]
September 30, 2007	1.00	.0436 [f]	— [g]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04 [e]	4.32 [e,f]
September 30, 2006	1.00	.0375 [h]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [e,h]	4.22 [e,h]

Class T
March 31, 2011**	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01 *	$34,987	.13*[c]	.01*[c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	31,034	.32 [c]	— [c,d]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	1.00	.67	39,088	.74 [c,e]	.64 [c,e]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037	.81 [e]	2.93 [e]
September 30, 2007	1.00	.0461 [f]	— [g]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743	.79 [e]	4.59 [e,f]
September 30, 2006	1.00	.0400 [h]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [e,h]	3.77 [e,h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	March 31, 2011	September 30, 2010	September 30, 2009

Class A	0.13%	0.20%	0.02%

Class B	0.38	0.70	0.17

Class C	0.37	0.70	0.19

Class M	0.20	0.35	0.05

Class R	0.37	0.70	0.24

Class T	0.25	0.45	0.09

d Amount represents less than 0.01% of average net assets.

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	<0.01

f Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

g Amount represents less than $0.0001 per share.

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Money Market Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek to provide as high a rate of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio primarily consisting of high-quality short-term money market instruments. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $860,209 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$39,633	September 30, 2016

820,576	September 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011 $745,854 of losses recognized during the period from November 1, 2009 to September 30, 2010.

The aggregate identified cost on a financial reporting and tax basis is the same.

H) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion,
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $2,732,209 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	80,462

Class C	58,821

Class M	25,618

Class R	42,456

Class T	40,554

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $12,369 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,240, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $41,526 and $5,265, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $94,287,916,021 and $94,699,824,353, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	481,456,098	$481,456,098	1,180,161,205	$1,180,161,205

Shares issued in connection with
reinvestment of distributions	139,291	139,291	1,212,178	1,212,178

	481,595,389	481,595,389	1,181,373,383	1,181,373,383

Shares repurchased	(883,149,229)	(883,149,229)	(1,530,355,684)	(1,530,355,684)

Net decrease	(401,553,840)	$(401,553,840)	(348,982,301)	$(348,982,301)

	Six months ended 3/31/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	6,141,120	$6,141,120	26,963,672	$26,963,672

Shares issued in connection with
reinvestment of distributions	2,216	2,216	23,770	23,770

	6,143,336	6,143,336	26,987,442	26,987,442

Shares repurchased	(14,835,555)	(14,835,555)	(55,861,947)	(55,861,947)

Net decrease	(8,692,219)	$(8,692,219)	(28,874,505)	$(28,874,505)

	Six months ended 3/31/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	15,784,383	$15,784,383	19,900,410	$19,900,410

Shares issued in connection with
reinvestment of distributions	1,812	1,812	12,316	12,316

	15,786,195	15,786,195	19,912,726	19,912,726

Shares repurchased	(13,459,095)	(13,459,095)	(25,659,403)	(25,659,403)

Net increase (decrease)	2,327,100	$2,327,100	(5,746,677)	$(5,746,677)

	Six months ended 3/31/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	11,894,234	$11,894,234	37,346,778	$37,346,778

Shares issued in connection with
reinvestment of distributions	2,627	2,627	23,205	23,205

	11,896,861	11,896,861	37,369,983	37,369,983

Shares repurchased	(18,369,525)	(18,369,525)	(47,632,333)	(47,632,333)

Net decrease	(6,472,664)	$(6,472,664)	(10,262,350)	$(10,262,350)

	Six months ended 3/31/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	8,019,145	$8,019,145	19,239,520	$19,239,520

Shares issued in connection with
reinvestment of distributions	1,435	1,435	7,778	7,778

	8,020,580	8,020,580	19,247,298	19,247,298

Shares repurchased	(7,566,250)	(7,566,250)	(15,535,185)	(15,535,185)

Net increase	454,330	$454,330	3,712,113	$3,712,113

	Six months ended 3/31/11		Year ended 9/30/10

Class T	Shares	Amount	Shares	Amount

Shares sold	18,412,944	$18,412,944	17,248,155	$17,248,155

Shares issued in connection with
reinvestment of distributions	2,738	2,738	18,031	18,031

	18,415,682	18,415,682	17,266,186	17,266,186

Shares repurchased	(14,474,472)	(14,474,472)	(25,293,379)	(25,293,379)

Net increase (decrease)	3,941,210	$3,941,210	(8,027,193)	$(8,027,193)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,270 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $186,000,365 and no monies, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA039
266990 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011